SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 3, 1998

                       SYNAPTIC PHARMACEUTICAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

           0-27324                                   22-285-9704
   (Commission File Number)             (I.R.S. Employer Identification No.)

                                215 College Road
                         Paramus, New Jersey 07652-1431
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (201) 261-1331


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Item 5.  Other Events

         On August 3, 1998, the term of the Company's collaboration with Novartis, which was focused principally on the identification and development of neuropeptide Y drugs for the treatment of obesity and eating disorders, as well as cardiovascular disorders, expired in accordance with the terms of the Research and License Agreement dated as of August 4, 1994, as amended, and the Research and License Agreement dated as of May 31, 1996. In connection with the expiration of the collaboration, Novartis' obligation to provide the Company with funding to support a specified number of the Company's scientists terminated. Novartis continues to have a license under certain patent rights and to certain technology of the Company pursuant to the terms of the Research and License Agreements.










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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 3, 1998
                                    SYNAPTIC PHARMACEUTICAL CORPORATION
                                    (Registrant)


                                    By:/s/Kathleen P. Mullinix
                                    -------------------------------------------
                                    Name:  Kathleen P. Mullinix
                                    Title: Chairman, President and
                                            Chief Executive Officer










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